SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of report: (date of earliest event reported)
                        August 25, 2008(August 19, 2008)

                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)




           Delaware                        0-15905               73-1268729
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


               801 Travis Street, Suite 2100, Houston, Texas 77002
                    (Address of principal executive offices)


                                 (713) 568-4725
                (Issuer's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02      DEPARTURE  OF  DIRECTORS   OR  CERTAIN   OFFICERS;   ELECTION  OF
               DIRECTORS;   APPOINTMENT   OF  CERTAIN   OFFICERS;   COMPENSATORY
               ARRANGEMENTS OF CERTAIN OFFICERS.

         On August 19, 2008, the Board of Directors of Blue Dolphin Energy Company (the "Company" or "Blue Dolphin") appointed William J. Dale to the positions of Chief Financial Officer, Treasurer and Secretary. In his position as Chief Financial Officer, Mr. Dale will serve as Blue Dolphin's principal financial officer. T. Scott Howard, Blue Dolphin's current Accounting Manager, Assistant Treasurer and Assistant Secretary, will serve as the Company's principal accounting officer. Mr. Dale's compensation arrangement provides for an annual base salary of $160,000 and a grant of stock options to acquire 75,000 shares of Blue Dolphin's common stock at a market price to be determined on the date of grant. The stock options will vest over a three year period with 25,000 shares allocated on each anniversary date.

         Prior to joining Blue Dolphin, Mr. Dale, 39, was the Assistant Treasurer for Rosetta Resources Inc. and was responsible for corporate finance, treasury, planning and budgeting, investor relations and insurance. He started at Rosetta Resources Inc. in 2005. He also served as a Manager of Financial Reporting and Analysis for Huber Energy, a privately held entity of JM Huber Corp., from 2004 to 2005, and as a Manager/Principal of Structured Financing at El Paso Corp. from 1999 to 2004. Mr. Dale received a dual undergraduate degree in Business Administration in Finance and Accounting and a Masters of Business Administration from the University of Houston.

         There is no arrangement between Mr. Dale and any other person pursuant to which he was selected as an officer of the Company. There is no family relationship between Mr. Dale and any of the Company's directors or executive officers.

         There have been no transactions or any currently proposed transactions in which the Company was or is to be a participant in which Mr. Dale had or will have a direct or indirect material interest other than Mr. Dale's compensation arrangement as described herein.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 25, 2008

                                                     BLUE DOLPHIN ENERGY COMPANY


                                                     /s/ MICHAEL J JACOBSON
                                                     ----------------------
                                                     MICHAEL J JACOBSON
                                                     PRESIDENT